                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 1999


I. RECONCILIATION OF COLLECTION ACCOUNT:
   End of Period Collection Account Balance as of Prior Payment Date:                                                    673,920.63
   Available Funds:
             Contract Payments due and received in this period                                                         4,409,439.77
             Contract Payments due in prior period(s) and received in this period                                        613,311.43
             Contract Payments received in this period for next period                                                   268,923.64
             Sales, Use and Property Tax payments received                                                               127,176.07
             Prepayment Amounts related to early termination in this period                                            1,046,713.34
             Servicer Advance                                                                                            572,323.95
             Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
             Transfer from Reserve Account                                                                                 8,441.16
             Interest earned on Collection Account                                                                        12,205.81
             Interest earned on Affiliated Account                                                                         7,284.50
             Proceeds from repurchase of Contracts per Contribution and Servicing
               Agreement Section 5.03                                                                                          0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                                   0.00
             Amounts paid under insurance policies                                                                             0.00
             Maintenance, Late Charges and any other amounts                                                             140,845.88

                                                                                                                      -------------
   Total Available Funds                                                                                               7,880,586.18
   Less: Amounts to be Retained in Collection Account                                                                    791,647.13
                                                                                                                      -------------
   AMOUNT TO BE DISTRIBUTED                                                                                            7,088,939.05
                                                                                                                      =============

   DISTRIBUTION OF FUNDS:
             1. To Trustee -  Fees                                                                                             0.00
             2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               613,311.43
             3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                       a) Class A1 Principal and Interest                                                              4,576,631.88
                       a) Class A2 Principal (distributed after A1 Note matures) and Interest                            549,900.00
                       a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                     182,832.00
                       b) Class B Principal and Interest                                                                 122,247.86
                       c) Class C Principal and  Interest                                                                139,110.21
                       d) Class D Principal and Interest                                                                 142,772.34
                       e) Class E Principal and Interest                                                                 150,060.70

             4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                        0.00
             5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                       a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     50,583.64
                       b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   193,733.09
                       c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          8,441.16
             6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts               287,512.26
             7. To Servicer, Servicing Fee and other Servicing Compensations                                              71,802.48
                                                                                                                      -------------
   TOTAL FUNDS DISTRIBUTED                                                                                             7,088,939.05
                                                                                                                      =============

                                                                                                                      -------------
   End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}            791,647.13
                                                                                                                      =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,182,541.24
   - Add Investment Earnings                                                                                               8,441.16
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                            0.00
   - Less Distribution to Certificate Account                                                                              8,441.16
                                                                                                                      -------------
End of period balance                                                                                                 $2,182,541.24
                                                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                             $2,182,541.24
                                                                                                                      =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 1999




III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                                128,558,968.02
                          Pool B                                                 38,979,809.09
                                                                                ---------------
                                                                                                         167,538,777.11

Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   605,372.66
Class A Monthly Interest - Pool B                                                   183,552.43

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                2,711,299.01
Class A Monthly Principal - Pool B                                                1,809,139.78
                                                                                ---------------
                                                                                                           4,520,438.79
Ending Principal Balance of the Class A Notes
                          Pool A                                                125,847,669.01
                          Pool B                                                 37,170,669.31
                                                                                ---------------
                                                                                                        ----------------
                                                                                                         163,018,338.32
                                                                                                        ================


Interest Paid Per $1,000                      Principal Paid Per $1,000                    Ending Principal
Original Face $190,972,000                    Original Face $190,972,000                    Balance Factor
     $ 4.131103                                      $ 23.670689                               85.362429%


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                                12,448,777.11
                          Class A2                                               117,000,000.00
                          Class A3                                                38,090,000.00
                                                                                ----------------
                                                                                                                     167,538,777.11
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)                           56,193.09
                          Class A2                                                   549,900.00
                          Class A3                                                   182,832.00

Class A Monthly Principal
                          Class A1                                                 4,520,438.79
                          Class A2                                                         0.00
                          Class A3                                                         0.00
                                                                                ----------------
                                                                                                                       4,520,438.79
Ending Principal Balance of the Class A2 Notes
                          Class A1                                                 7,928,338.32
                          Class A2                                               117,000,000.00
                          Class A3                                                38,090,000.00
                                                                                ----------------
                                                                                                                   -----------------
                                                                                                                     163,018,338.32
                                                                                                                   =================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 1999


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                 2,938,435.75
                                          Pool B                                   890,947.73
                                                                                --------------
                                                                                                                       3,829,383.48

           Class B Overdue Interest, if any                                              0.00
           Class B Monthly Interest - Pool A                                        14,520.77
           Class B Monthly Interest - Pool B                                         4,402.77
           Class B Overdue Principal, if any                                             0.00
           Class B Monthly Principal - Pool A                                       61,972.55
           Class B Monthly Principal - Pool B                                       41,351.77
                                                                                --------------
                                                                                                                         103,324.32
           Ending Principal Balance of the Class B Notes
                                          Pool A                                 2,876,463.20
                                          Pool B                                   849,595.96
                                                                                --------------
                                                                                                                      --------------
                                                                                                                       3,726,059.16
                                                                                                                      ==============



Interest Paid Per $1,000                 Principal Paid Per $1,000                Ending Principal
Original Face $4,365,000                 Original Face $4,365,000                  Balance Factor
     $ 4.335290                                 $ 23.671093                           85.362180%



VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                                     3,305,984.28
                                          Pool B                                     1,002,402.13
                                                                                ------------------
                                                                                                             4,308,386.41

           Class C Overdue Interest, if any                                                  0.00
           Class C Monthly Interest - Pool A                                            17,549.27
           Class C Monthly Interest - Pool B                                             5,321.08
           Class C Overdue Principal, if any                                                 0.00
           Class C Monthly Principal - Pool A                                           69,719.12
           Class C Monthly Principal - Pool B                                           46,520.74
                                                                                ------------------
                                                                                                               116,239.86
           Ending Principal Balance of the Class C Notes
                                          Pool A                                     3,236,265.16
                                          Pool B                                       955,881.39
                                                                                ------------------
                                                                                                          ----------------
                                                                                                             4,192,146.55
                                                                                                          ================


Interest Paid Per $1,000                 Principal Paid Per $1,000              Ending Principal
Original Face $4,910,955                 Original Face $4,910,955                 Balance Factor
      $ 4.657007                               $ 23.669502                           85.363164%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 1999


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                  3,305,984.28
                                          Pool B                                  1,002,402.13
                                                                                ---------------
                                                                                                          4,308,386.41

           Class D Overdue Interest, if any                                               0.00
           Class D Monthly Interest - Pool A                                         20,359.35
           Class D Monthly Interest - Pool B                                          6,173.13
           Class D Overdue Principal, if any                                              0.00
           Class D Monthly Principal - Pool A                                        69,719.12
           Class D Monthly Principal - Pool B                                        46,520.74
                                                                                ---------------
                                                                                                            116,239.86
           Ending Principal Balance of the Class D Notes
                                          Pool A                                  3,236,265.16
                                          Pool B                                    955,881.39
                                                                                ---------------
                                                                                                       ----------------
                                                                                                          4,192,146.55
                                                                                                       ================


Interest Paid Per $1,000                 Principal Paid Per $1,000               Ending Principal
Original Face $4,910,955                 Original Face $4,910,955                 Balance Factor
      $ 5.402713                               $ 23.669502                           85.363164%



VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                                   3,305,984.28
                                          Pool B                                   1,002,402.13
                                                                                ----------------
                                                                                                         4,308,386.41

           Class E Overdue Interest, if any                                                0.00
           Class E Monthly Interest - Pool A                                          25,951.98
           Class E Monthly Interest - Pool B                                           7,868.86
           Class E Overdue Principal, if any                                               0.00
           Class E Monthly Principal - Pool A                                         69,719.12
           Class E Monthly Principal - Pool B                                         46,520.74
                                                                                ----------------
                                                                                                           116,239.86
           Ending Principal Balance of the Class E Notes
                                          Pool A                                   3,236,265.16
                                          Pool B                                     955,881.39
                                                                                ----------------
                                                                                                        --------------
                                                                                                         4,192,146.55
                                                                                                        ==============


Interest Paid Per $1,000                 Principal Paid Per $1,000               Ending Principal
Original Face $4,910,955                 Original Face $4,910,955                 Balance Factor
      $ 6.886815                               $ 23.669502                           85.363164%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 1999


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                  5,509,480.92
                                          Pool B                                  1,670,496.64
                                                                                ---------------
                                                                                                         7,179,977.56

           Residual Interest - Pool A                                                38,805.32
           Residual Interest - Pool B                                                11,778.32
           Residual Principal - Pool A                                              116,198.53
           Residual Principal - Pool B                                               77,534.56
                                                                                ---------------
                                                                                                           193,733.09
           Ending Residual Principal Balance
                                          Pool A                                  5,393,282.39
                                          Pool B                                  1,592,962.08
                                                                                ---------------
                                                                                                       ---------------
                                                                                                         6,986,244.47
                                                                                                       ===============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                71,802.48
            - Servicer Advances reimbursement                                                              613,311.43
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                              287,512.26
                                                                                                       ---------------
           Total amounts due to Servicer                                                                   972,626.17
                                                                                                       ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 1999



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                 146,924,837.57

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                    0.00

       Decline in Aggregate Discounted Contract Balance                                                                3,098,627.44

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                              ---------------
          ending of the related Collection Period                                                                    143,826,210.13
                                                                                                                     ===============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                         2,379,985.58

           - Principal portion of Prepayment Amounts                                                 718,641.86

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                   0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                        0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                 0.00

                                                                                                   -------------
                                           Total Decline in Aggregate Discounted Contract Balance  3,098,627.44
                                                                                                   =============


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                  44,548,459.69

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                    0.00

       Decline in Aggregate Discounted Contract Balance                                                                2,067,588.32

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
          ending of the related Collection Period                                                                     42,480,871.37
                                                                                                                      ==============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                         1,687,494.31

           - Principal portion of Prepayment Amounts                                                 380,094.01

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                   0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                        0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                 0.00

                                                                                                   -------------
                                           Total Decline in Aggregate Discounted Contract Balance  2,067,588.32
                                                                                                   =============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     186,307,081.50
                                                                                                                      ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 1999


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
        POOL A                                                                                                    Predecessor
                                                                               Discounted            Predecessor  Discounted
        Lease #               Lessee Name                                      Present Value         Lease #      Present Value
        ----------------------------------------------------------             -------------------   -----------  -------------
                              NONE











                                                                               -------------------               ---------------
                                                                  Totals:                   $0.00                          $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
        b) ADCB OF POOL A AT CLOSING DATE                                                                        $161,410,790.25
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD YES  NO X



  POOL B                                                                                                              Predecessor
                                                                                        Discounted       Predecessor  Discounted
  Lease #               Lessee Name                                                     Present Value    Lease #      Present Value
  ------------------------------------------------------------------------------        -------------    -----------  --------------
                        NONE









                                                                                         -------------                --------------
                                                                                  Totals:        $0.00                         $0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                     $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                                   $56,843,333.29
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                               0.00%


  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
    HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD YES  NO X

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                                       Predecessor
                                                                                  Discounted        Predecessor    Discounted
     Lease #          Lessee Name                                                 Present Value     Lease #        Present Value
     -----------------------------------------------------------------            ---------------   ------------  ----------------
                      None










                                                                                  ---------------                 ----------------
                                                                      Totals:              $0.00                            $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                         0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                                            $161,410,790.25
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD  YES NO X


  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                       Predecessor
                                                                                       Discounted       Predecessor   Discounted
  Lease #          Lessee Name                                                         Present Value    Lease #       Present Value
  ----------------------------------------------------------------------------         ---------------  ------------  --------------
                   None









                                                                                       ---------------                --------------
                                                                              Totals:           $0.00                          $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                                 $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                                   $56,843,333.29
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             0.00%

  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
  THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
  BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD YES  NO X

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 1999


XV.    POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                        TOTAL OUTSTANDING CONTRACTS
   This Month                                   4,136,334.97             This Month                         186,307,081.50
   1 Month Prior                                4,406,538.63             1 Month Prior                      191,473,297.26
   2 Months Prior                               4,642,862.57             2 Months Prior                     196,054,875.06

   Total                                       13,185,736.17             Total                              573,835,253.82

   a) 3 MONTH AVERAGE                           4,395,245.39             b) 3 MONTH AVERAGE                 191,278,417.94

   c) a/b                                              2.30%


2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                   Yes                    No    X
                                                                                                       -----------------     -------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                           Yes                    No    X
                                                                                                       -----------------     -------
   B. An Indenture Event of Default has occurred and is then continuing?                           Yes                    No    X
                                                                                                       -----------------     -------

4. Has a Servicer Event of Default occurred?                                                       Yes                    No    X
                                                                                                       -----------------     -------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                Yes                    No    X
                                                                                                       -----------------     -------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                               Yes                    No    X
                                                                                                       -----------------     -------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                Yes                    No    X
                                                                                                       -----------------     -------




6. Aggregate Discounted Contract Balance at Closing Date                                       Balance  $218,254,123.54
                                                                                                        ---------------


   DELINQUENT LEASE SUMMARY

                          Days Past Due               Current Pool Balance               # Leases
                          -------------               --------------------               --------
                                31 - 60                       5,935,342.65                    188
                                61 - 90                       4,024,495.40                     41
                               91 - 180                       4,136,334.97                     87



   Approved By:
   Lisa J. Cruikshank
   Vice President